Net Revenue (Tables)	6 Months Ended
Jun. 30, 2026
Revenue from Contracts with Customers [Abstract]
Schedule of Disaggregation of Revenue
The following table presents the Company’s revenue disaggregated based on revenue source, timing of revenue recognition and the end markets that we serve, for the three and six month periods ended June 30, 2026 and 2025. The Company believes these categories best depict the nature and timing of revenue:

	Three Months Ended June 30		Six Months Ended June 30
	2026	2025	2026	2025
Type of goods and services:(1)
Manufacturing Services	$1,585	$1,522	$3,010	$2,919
Technology Services	201	166	410	354
Total	$1,786	$1,688	$3,420	$3,273

Timing of revenue recognition:
Revenue recognized over time	$153	$113	$317	$251
Revenue recognized at a point in time	1,633	1,575	3,103	3,022
Total	$1,786	$1,688	$3,420	$3,273

End Markets:
Smart Mobile Devices	$644	$683	$1,202	$1,269
Communications Infrastructure & Datacenter	277	171	507	345
Home and Industrial IoT	331	300	586	628
Automotive	333	368	715	677
Technology Services	201	166	410	354
Total	$1,786	$1,688	$3,420	$3,273
(1)    Effective January 1, 2026, the Company updated the terminology used to describe revenue categories. Revenue previously presented as "Wafer revenue" and "Non-wafer revenue" is now presented as "Manufacturing Services" and "Technology Services," respectively. Manufacturing Services include volume production and sales of finished semiconductor products. Technology Services include non-recurring engineering services, mask production, process qualification, post-fabrication services such as bump, test and packaging, and revenue from intellectual property licenses, related royalties and other items. We believe these categories better reflect the depth and breadth of our business model today. This change in presentation does not impact the composition of revenue, total revenue reported or revenue recognition policies. Prior periods have been conformed to the current period presentation.